UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 23, 2015

WELLS FARGO & COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-2979	No. 41-0449260
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Montgomery Street, San Francisco, California 94104

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 1-866-249-3302

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.	Financial Statements and Exhibits

Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-202840) filed by Wells Fargo & Company with the Securities and Exchange Commission.

On December 23, 2015, Wells Fargo & Company issued the following Medium-Term Notes, Series K: (i) Principal at Risk Securities Linked to the S&P 500® Index; (ii) Principal at Risk Securities Linked to a Global Basket of Equity Indices and ETFs with Periodic Interest due June 24, 2019; (iii) Notes due December 23, 2030; (iv) Notes Linked to the 10-Year Constant Maturity Swap Rate due December 23, 2027; and (v) Notes Linked to the 10-Year Constant Maturity Swap Rate due December 23, 2030 (collectively, the “Notes”).

The purpose of this Current Report is to file with the Securities and Exchange Commission the form of Note related to each issuance and the opinion of Faegre Baker Daniels LLP regarding the Notes.

(d)	Exhibits

4.1	Form of Medium-Term Notes, Series K, Principal at Risk Securities Linked to the S&P 500® Index.

4.2	Form of Medium-Term Notes, Series K, Principal at Risk Securities Linked to a Global Basket of Equity Indices and ETFs with Periodic Interest due June 24, 2019.

4.3	Form of Medium-Term Notes, Series K, Notes due December 23, 2030.

4.4	Form of Medium-Term Notes, Series K, Notes Linked to the 10-Year Constant Maturity Swap Rate due December 23, 2027.

4.5	Form of Medium-Term Notes, Series K, Notes Linked to the 10-Year Constant Maturity Swap Rate due December 23, 2030.

5.1	Opinion of Faegre Baker Daniels LLP regarding the Notes.

23.1	Consent of Faegre Baker Daniels LLP (included as part of Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO & COMPANY

DATED: December 23, 2015	/s/ Neal A. Blinde
Neal A. Blinde
Executive Vice President and Treasurer

Index to Exhibits

Exhibit No.	Description	Method of Filing

4.1	Form of Medium-Term Notes, Series K, Principal at Risk Securities Linked to the S&P 500® Index.	Electronic Transmission

4.2	Form of Medium-Term Notes, Series K, Principal at Risk Securities Linked to a Global Basket of Equity Indices and ETFs with Periodic Interest due June 24, 2019.	Electronic Transmission

4.3	Form of Medium-Term Notes, Series K, Notes due December 23, 2030.	Electronic Transmission

4.4	Form of Medium-Term Notes, Series K, Notes Linked to the 10-Year Constant Maturity Swap Rate due December 23, 2027.	Electronic Transmission

4.5	Form of Medium-Term Notes, Series K, Notes Linked to the 10-Year Constant Maturity Swap Rate due December 23, 2030.	Electronic Transmission

5.1	Opinion of Faegre Baker Daniels LLP regarding the Notes.	Electronic Transmission

23.1	Consent of Faegre Baker Daniels LLP (included as part of Exhibit 5.1).